UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 8, 2010

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IMPERIAL INDUSTRIES, INC.

(Exact name of registrant as specified in its charter)

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Delaware	1-7190	65-0854631
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

1259 NW 21st Street

Pompano Beach, Florida 33069

(Address of principal executive offices and zip code)

(954) 917-4114

(Registrant’s telephone number, including area code)

Not Applicable

Former name or former address, if changed since last report

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b) )

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c) )

The information in this report (including Exhibit 99.1) is being furnished pursuant to Item 2.02 and shall not be deemed to be “Filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act.

Item 3.01

Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

As previously reported in the Company’s current report on Form 8-K filed with the Securities and Exchange Commission on January 26, 2010, the Company had received a Staff Determination Letter from NASDAQ Stock Market, LLC (“NASDAQ”) on December 23, 2009, rejecting the Company’s proposed plan to resolve its failure to comply with the minimum stockholders’ equity requirement of $2,500,000 as set forth in the NASDAQ Listing Rule 5550(b) as of September 30, 2009. The Company requested and was granted, a hearing from a NADAQ Listing Qualification Panel to request the continued listing of its common stock on the NASDAQ Capital Market, which stayed the delisting of its common stock.

On January 25, 2010, the Company determined to withdraw its appeal as it had become apparent it would not be able to provide a plan to the NASDAQ hearings panel suitable to meet the minimum requirements for the continued listing of its shares. On January 25, 2010, the Company received a Letter from the NASDAQ Office of General Counsel, Hearings Department, that the Company’s shares would be suspended from trading on the NASDAQ Capital Market effective at the open of business on Wednesday, January 27, 2010 and that thereafter NASDAQ would file a Form 25 Notification of Delisting with the Securities and Exchange Commission. As a result of such suspension, the Company’s common stock stopped trading on NASDAQ as of January 27, 2020 and thereafter has been quoted on the OTC Bulletin Board under the symbol IPII.OB.

On April 8, 2010, as a follow up to its January 25, 2010 letter, the NASDAQ issued a press release stating it will complete the delisting of the Company’s Common Stock effective 10 days following the filing by NASDAQ of Form 25 with the Securities and Exchange Commission. Such action by NASDAQ does not have any current effect on the trading of the Company’s common stock or its quotation on the OTC Bulletin Board under the symbol IPII.OB. The Company expects quotation of its common stock on the OTC Bulletin Board to continue for the foreseeable future.

A copy of the press release issued by NASDAQ is attached hereto as Exhibit 99.1

Item 9.01

Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release dated April 8, 2010, issued by the NASDAQ Stock Market, LLC

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IMPERIAL INDUSTRIES, INC.

	By:	/s/ Howard L. Ehler, Jr.
Howard L. Ehler, Jr. Chief Operating Officer/Principal Executive Officer
Dated: April 8, 2010

INDEX TO EXHIBITS

Exhibit No.	Description
99.1	Press Release dated April 8, 2010, issued by the NASDAQ Stock Market, LLC